UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5812

CitiFunds Premium Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: February 28, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SM

Citi
Premium
U.S. Treasury Reserves

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
Premium U.S. Treasury Reserves

            Semi-Annual Report • February 28, 2006

Under a licensing agreement between Citigroup and Legg Mason, the names of Funds, the names of any classes of shares of Funds, and the names of investment managers of Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, Citi, “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under this license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM Premium U.S. Treasury Reserves	I

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.
Performance Review
As of February 28, 2006, the seven-day current yield for CitiSM Premium U.S. Treasury Reserves was 3.82% and its seven-day effective yield, which reflects compounding, was 3.89%.[1]

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the seven-day current yield would have been 3.75% and the seven-day effective yield would have been 3.82%.

CitiSM Premium U.S. Treasury Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	3.82%

Seven-day effective yield[1]	3.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers the seven-day current yield would have been 3.75% and the seven-day effective yield would have been 3.82%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM Premium U.S. Treasury Reserves

caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Premium U.S. Treasury Reserves	III

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Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly
Commencement of Operations	Benchmark*
March 1, 1991	• iMoneyNet, Inc.
100% U.S. Treasury Rated
Net Assets as of 2/28/06	Money Market Funds Average
$250.2 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	1

Portfolio at a Glance (unaudited)

U.S. Treasury Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

25.0%

.

50.0%

75.0%

.

100.0%

F

ebruary  28, 2006

U.S.Treasury Bills

   90.3%

   9.7%

U.S. Treasury Notes

2	CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distributions and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expenses Ratio	Expenses Paid During the Period(3)

Citi Premium
U.S. Treasury Reserves	1.66%	$1,000.00	$1,016.60	0.44%	$2.20

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

Citi Premium
U.S. Treasury Reserves	5.00%	$1,000.00	$1,022.61	0.44%	$2.21

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

4	CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value	$250,806,341
Prepaid expenses	8,751

Total Assets	250,815,092

LIABILITIES:
Dividends payable	455,066
Investment management fee payable	51,365
Distribution fees payable	20,546
Trustees’ fees payable	9,083
Transfer agent fees payable	4,250
Payable for Fund shares repurchased	96
Accrued expenses	105,129

Total Liabilities	645,535

Total Net Assets	$250,169,557

NET ASSETS:
Par value (Note 3)	$2,502
Paid-in capital in excess of par value	250,162,550
Undistributed net investment income	4,789
Accumulated net realized loss on investments	(284)

Total Net Assets	$250,169,557

Shares Outstanding	250,165,052

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	5

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Income from U.S. Treasury Reserves Portfolio	$6,038,818
Allocated expenses (net of fee waivers) from U.S. Treasury Reserves Portfolio	(154,127)

Total Investment Income	5,884,691

EXPENSES:
Investment management fee (Note 2)	389,594
Distribution fees (Notes 2)	162,900
Shareholder reports	23,684
Trustees’ fees	12,627
Registration fees	10,761
Audit and tax	9,175
Transfer agent fees (Note 2)	4,804
Legal fees	1,344
Custody and fund accounting fees	1,208
Miscellaneous expenses	3,714

Total Expenses	619,811
Less: Investment management fee waiver (Note 2)	(53,519)

Net Expenses	566,292

Net Investment Income	5,318,399

Net Realized Loss on Investments From U.S. Treasury Reserves Portfolio	(284)

Increase in Net Assets From Operations	$5,318,115

See Notes to Financial Statements.

6	CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$5,318,399	$7,117,807
Net realized gain (loss)	(284)	5,878

Increase in Net Assets From Operations	5,318,115	7,123,685

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,313,610)	(7,117,807)
Net realized gains	—	(6,002)

Decrease in Net Assets From Distributions to Shareholders	(5,313,610)	(7,123,809)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	949,171,490	2,270,047,306
Reinvestment of distributions	2,364,174	2,697,094
Cost of shares repurchased	(1,085,374,081)	(2,279,587,655)

Decrease in Net Assets From Fund Share Transactions	(133,838,417)	(6,843,255)

Decrease in Net Assets	(133,833,912)	(6,843,379)
NET ASSETS:
Beginning of period	384,003,469	390,846,848

End of period*	$250,169,557	$384,003,469

* Includes undistributed net investment income of:	$4,789	—

See Notes to Financial Statements.

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	7

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.016		0.019	0.006	0.008	0.017	0.048

Less Distributions From:
Net investment income and net realized gain	(0.016)		(0.019)	(0.006)	(0.008)	(0.017)	(0.048)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.66%		1.90%	0.57%	0.85%	1.70%	4.88%

Net Assets, End of Period (000s)	$250,170		$384,003	$390,847	$372,823	$724,108	$420,757

Ratios to Average Net Assets:
Gross expenses(3)	0.51	%(4)	0.53%	0.53%	0.53%	0.64%	0.84%
Net expenses(3)(5)(6)	0.44	(4)	0.45	0.45	0.45	0.45	0.45
Net investment income	3.28	(4)	1.83	0.56	0.91	1.67	4.76

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.45%.

(6)	The Fund’s Manager and the Manager of the U.S. Treasury Reserves Portfolio voluntarily waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

8	CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi Premium U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Premium Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), a management investment company. The value of such investment reflects the Fund’s proportionate interest (16.6% at February 28, 2006) in the net assets of the Portfolio.

          The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and realized gain (loss) on the shares of the Fund are declared as of 2:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	9

Notes to Financial Statements (unaudited) (continued)

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. The Manager serves as the Manager for the Portfolio, and receives management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Fund and the Portfolio pay the Manager a management fee calculated at an annual rate of 0.25% and 0.10% of the Fund’s and Portfolio’s average daily net assets, respectively.

          During the six months ended February 28, 2006 the Fund had a voluntary expense limitation in place of 0.45% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee amounting to $53,519. Such waivers are voluntary and may be reduced or terminated at any time.

          The Fund’s Board has approved Boston Financial Data Services, Inc. to serve as transfer agent for the Fund, effective January 1, 2006. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank Trust acted as the Fund’s sub-transfer agents. For the period ended February 28, 2006, the Fund paid $506 to other Citigroup affiliates for Shareholder record keeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee at an annual not to exceed 0.10% of the

10	CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

average daily net assets. The distribution fees amounted to $162,900 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $7,481.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citi-group business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

5. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages,

12	CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

CitiSM Premium U.S. Treasury Reserves 2006 Semi-Annual Report	13

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason. On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

14	CitiSM Premium U.S. Treasury Reserves

Board Approval of Management Agreement (unaudited) (continued)

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

CitiSM Premium U.S. Treasury Reserves	15

Board Approval of Management Agreement (unaudited) (continued)

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

16	CitiSM Premium U.S. Treasury Reserves

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees1. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	170,528,901.040	1,786,867.770	1,127,773.060	13,305,894.000

2.	Election of Trustees[1]

Nominees:	Voted For	Authority Withheld	Abstentions	Broker Non-Votes

Elliott J. Berv	370,978,477.800	66,709,312.820	0	0
Donald M. Carlton	370,978,477.800	66,709,312.820	0	0
Benton Cocanougher	370,978,477.800	66,709,312.820	0	0
Mark T. Finn	370,978,477.800	66,709,312.820	0	0
Stephen Randolph Gross	370,978,477.800	66,709,312.820	0	0
Diana R. Harrington	370,978,477.800	66,709,312.820	0	0
Susan B. Kerley	370,978,477.800	66,709,312.820	0	0
Alan G. Merten	370,978,477.800	66,709,312.820	0	0
R. Richardson Pettit	370,978,477.800	66,709,312.820	0	0
R. Jay Gerken	370,978,477.800	66,709,312.820	0	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

CitiSM Premium U.S. Treasury Reserves	17

Schedule of Investments (February 28, 2006) (unaudited)

U.S. TREASURY RESERVES PORTFOLIO

Face Amount	Security	Value

U.S. Treasury Bills — 93.2%
$25,000,000	3.691%, 3/2/06	$24,997,663
50,000,000	3.831%, 3/2/06	49,994,722
4,536,000	4.312%, 3/2/06	4,535,457
25,000,000	4.324%, 3/2/06	24,997,007
20,000,000	3.863%, 3/9/06	19,983,111
50,000,000	3.869%, 3/9/06	49,957,333
21,922,000	3.975%, 3/9/06	21,902,830
2,864,000	4.159%, 3/9/06	2,861,368
59,431,000	4.269%, 3/9/06	59,374,805
25,000,000	3.887%, 3/16/06	24,960,208
31,560,000	3.906%, 3/16/06	31,509,109
25,000,000	4.314%, 3/16/06	24,955,208
25,000,000	4.332%, 3/16/06	24,955,000
50,000,000	4.340%, 3/16/06	49,909,896
70,443,000	4.414%, 3/16/06	70,313,708
20,000,000	3.817%, 3/23/06	19,954,228
20,000,000	4.190%, 3/23/06	19,949,156
15,000,000	4.231%, 3/23/06	14,961,514
25,000,000	4.345%, 3/23/06	24,933,847
25,000,000	3.822%, 3/30/06	24,924,479
50,000,000	3.939%, 3/30/06	49,842,917
2,668,000	3.949%, 3/30/06	2,659,597
50,000,000	4.241%, 3/30/06	49,830,632
25,000,000	4.245%, 4/6/06	24,894,825
5,699,000	4.036%, 4/13/06	5,672,061
25,000,000	4.240%, 4/13/06	24,874,733
15,000,000	4.093%, 4/20/06	14,916,458
50,000,000	4.301%, 4/20/06	49,704,514
4,665,000	4.353%, 4/20/06	4,637,042
25,000,000	4.091%, 4/27/06	24,840,479
25,000,000	4.134%, 4/27/06	24,839,094
25,000,000	4.337%, 4/27/06	24,830,187
25,000,000	4.182%, 5/4/06	24,818,000
25,000,000	4.398%, 5/4/06	24,806,667
35,000,000	4.482%, 5/4/06	34,723,422
25,000,000	4.242%, 5/11/06	24,795,135
50,000,000	4.439%, 5/11/06	49,567,097
25,000,000	4.496%, 5/18/06	24,759,229
25,000,000	4.225%, 5/25/06	24,755,714
35,000,000	4.534%, 5/25/06	34,629,365
30,000,000	4.239%, 6/1/06	29,681,833
50,000,000	4.562%, 6/1/06	49,429,986
25,000,000	4.257%, 6/8/06	24,713,313
20,000,000	4.522%, 6/15/06	19,737,650
25,000,000	4.322%, 7/6/06	24,626,938
25,000,000	4.624%, 7/20/06	24,555,311

See Notes to Financial Statements.

18	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Treasury Bills — 93.2% (continued)
$ 25,000,000	4.432%, 7/27/06	$24,554,458
25,000,000	4.606%, 8/3/06	24,514,818
25,000,000	4.579%, 8/10/06	24,496,563
25,000,000	4.652%, 8/24/06	24,444,500

	Total U.S. Treasury Bills	1,405,083,187

U.S. Treasury Notes — 10.0%
50,000,000	2.585%, 3/31/06	49,888,320
50,000,000	2.808%, 3/31/06	49,888,320
25,000,000	2.210%, 5/15/06	24,886,068
27,000,000	1.311%, 8/31/06	26,822,412

	Total U.S. Treasury Notes	151,485,120

	TOTAL INVESTMENTS — 103.2% (Cost — $1,556,568,307#)	1,556,568,307
	Liabilities in Excess of Other Assets — (3.2)%	(48,314,703)

	TOTAL NET ASSETS — 100.0%	$1,508,253,604

# Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	19

U.S. Treasury Reserves Portfolio

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$1,556,568,307
Cash	338
Interest receivable	1,298,275

Total Assets	1,557,866,920

LIABILITIES:
Payable for securities purchased	49,429,986
Investment management fee payable	59,381
Trustees’ fees payable	26,916
Accrued expenses	97,033

Total Liabilities	49,613,316

Total Net Assets	$1,508,253,604

REPRESENTED BY:
Paid-in capital	$1,508,253,604

See Notes to Financial Statements.

20	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

U.S. Treasury Reserves Portfolio

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$26,419,918

EXPENSES:
Investment management fee (Note 2)	751,351
Custody and fund accounting fees	90,284
Trustees’ fees	27,160
Legal fees	18,587
Audit and tax	16,350
Shareholder reports	6,646
Miscellaneous expenses	1,257

Total Expenses	911,635
Less: Investment management fee waiver (Note 2)	(251,179)
Fees paid indirectly (Note 1)	(10)

Net Expenses	660,446

Net Investment Income	25,759,472

Net Realized Loss on Investments	(1,625)

Increase in Net Assets From Operations	$25,757,847

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	21

U.S. Treasury Reserves Portfolio

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$25,759,472	$38,464,555
Net realized gain (loss)	(1,625)	36,701

Increase in Net Assets From Operations	25,757,847	38,501,256

CAPITAL TRANSACTIONS:
Proceeds from contributions	2,807,684,206	7,293,938,848
Values of withdrawals	(2,544,092,772)	(7,676,247,187)

Increase (Decrease) in Net Assets From Capital Transactions	263,591,434	(382,308,339)

Increase (Decrease) in Net Assets	289,349,281	(343,807,083)
NET ASSETS:
Beginning of period	1,218,904,323	1,562,711,406

End of period	$1,508,253,604	$1,218,904,323

See Notes to Financial Statements.

22	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

U.S. Treasury Reserves Portfolio
Financial Highlights
For the years ended August 31, unless otherwise noted:

	2006	(1)	2005	2004	2003	2002	2001

Net Assets, End of Period (000s)	$1,508,254		$1,218,904	$1,562,711	$1,458,349	$1,953,165	$1,387,171

Total Return(2)	2.12%		2.25%	0.92%	1.20%	2.06%	5.24%

Ratios to Average Net Assets:
Gross expenses	0.13	%(3)	0.18%	0.18%	0.18%	0.20%	0.23%
Net expenses(4)(5)	0.10	(3)	0.10	0.10	0.10	0.10	0.10
Net investment income	3.68	(3)	2.16	0.91	1.22	2.00	5.13

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(5)	The Portfolio’s Manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2006, all investors in the Portfolio were funds advised by the Manager and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount, adjusted for amortization of premium on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

          (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (d) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

24	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and the Manager, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Portfolio paid the Manager a management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Portfolio will pay the Manager a management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          During the six months ended February 28, 2006, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets. For the six months ended February 28, 2006, the manager voluntarily waived a portion of its management fees amounting to $251,179. Such waivers are voluntary and may be reduced or terminated at any time.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Portfolio or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other Trustees elected to receive a lump sum payment under the plan. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $23,750.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

3. Investments

During the six months ended February 28, 2006, the aggregate cost of purchases and maturities and sales of money market instruments were as follows:

Purchases	$8,231,038,370

Maturities/Sales	7,985,073,172

4. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at February 28, 2006, for federal income tax purposes, amounted to $1,556,568,307.

5. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such

26	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

6. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management, Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Portfolio or SBFM and SBAM’s ability to perform investment management services relating to the Portfolio.

28	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Portfolio’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Portfolio’s Board approved a new management agreement between the Portfolio’s and the Manager (the “New Management Agreement”) and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval. Portfolio investors were sent notice of the meeting in September, 2005. Investors also received information that included the factors the Board considered in approving the New Management Agreement. These factors are set forth below.

          While investor approval of the New Management Agreement was being sought, the Portfolio’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Portfolio. The interim management agreement took effect upon the closing of the Transaction and continued in effect until investor approval of the New Management Agreement was obtained. This approval was obtained on December 27, 2005. The factors considered by the Portfolio’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Portfolio, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

           At a meeting held in person on August 7, 2005, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

U.S. Treasury Reserves Portfolio	29

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to investors, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to

30	U.S. Treasury Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

offer the Portfolio as an investment product, and the potential benefits to Portfolio investors from this and other third-party distribution access;

          (ix) the potential benefits to Portfolio investors from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolio if Citigroup-affiliated broker-dealers remain principal underwriters of the Portfolio after the closing of the Transaction;

(xii) the fact that the Portfolio’s total management fees will not increase by virtue of the New Management Agreement, but will remain the same;

           (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Portfolio would not bear the costs of obtaining investor approval of the New Management Agreement;

           (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Portfolio to maintain its current name for some agreed upon time period after the closing of the Transaction; and

           (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval.

[1]	The Board’s deliberations in connection with that review were disclosed in the Portfolio’s annual report, a copy of which is available upon request.

U.S. Treasury Reserves Portfolio	31

Board Approval of Management Agreement (unaudited) (continued)

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Portfolio’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Portfolio’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Portfolio.

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to investor approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending investor approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Portfolio had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Portfolio’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until investors approved the New Management Agreement. By the terms of the interim management agreement, if investors did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

32	U.S. Treasury Reserves Portfolio

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Investors

On December 27, 2005, a Special Meeting of Investors was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Investors.1

1. Approval of New Management Agreement

	Voted For[2]	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	91	9	0	N/A

2. Election of Trustees

Nominees:	Voted For	Voted Against	Abstentions	Broker Non-Votes

Elliot J. Berv	85	15	0	N/A
Donald M. Carlton	85	15	0	N/A
A. Benton Cocanougher	85	15	0	N/A
Mark T. Finn	85	15	0	N/A
R. Jay Gerken	85	15	0	N/A
Stephen Randolph Gross	85	15	0	N/A
Diana R. Harrington	85	15	0	N/A
Susan B. Kerley	85	15	0	N/A
Alan G. Merten	85	15	0	N/A
R. Richardson Pettit	85	15	0	N/A

1

Investment companies that are investors in the Portfolio voted for each item in proportion to votes cast by the shareholders of such investment companies at special meetings of the shareholders of such investment companies.

[2]	Investors in the Portfolio vote on the basis of the percentage of beneficial interests of the Portfolio that they own.

U.S. Treasury Reserves Portfolio	33

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CitiSM Premium U.S. Treasury Reserves

TRUSTEES
 Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

 OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
(OF U.S. TREASURY
RESERVES PORTFOLIO)
 Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902
DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CitiFunds Premium Trust
CitiSM Premium U.S. Treasury Reserves

The Fund is a separate investment Fund of CitiFunds Premium Trust, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities
Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at
www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM Premium
U.S. Treasury Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/PUS/206             06-9819

SM

Citi
Premium Liquid Reserves

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Premium Liquid Reserves

S e m i - A n n u a l R e p o r t • F e b r u a r y 2 8 , 2 0 0 6

Under a licensing agreement between Citigroup and Legg Mason, the name of the Funds, the names of any classes of shares of the Funds, and the name of the investment manager of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM Premium Liquid Reserves	I

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of February 28, 2006, the seven-day current yield for CitiSM Premium Liquid Reserves was 4.13% and its seven-day effective yield, which reflects compounding, was 4.22%.[1]

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.98% and the seven-day effective yield would have been 4.07%.

CitiSM Premium Liquid Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	4.13%

Seven-day effective yield[1]	4.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/page-serv/institutional.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.98% and the seven-day effective yield would have been 4.07%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM Premium Liquid Reserves

investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Premium Liquid Reserves	III

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Fund Facts

Fund Objective
To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*
May 3, 1990	• iMoneyNet, Inc. 1st Tier Taxable
Money Market Funds Average

Net Assets as of 2/28/06
$509.7 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	1

Portfolio at a Glance (unaudited)

Liquid Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0

10

20

30

February 28, 2006

Certificate of Deposite

(Domestic)

Asset-Backed Security

Master Note

Promissory Note

Time Deposits

Certificates of Deposit

Commercial Paper

U.S. Government

Corporate Bonds & Notes

   22.1%

   20.1%

   17.3%

   10.6%

   16.0%

   7.1%

   3.2%

   1.5%

   1.4%

   0.7%

Agency & Obligations

(Yankee)

Medium-Term Notes

2	CitiSM Premium Liquid Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fee; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Premium Liquid Reserves	1.86%	$1,000.00	$1,018.60	0.40%	$2.00

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Premium Liquid Reserves	5.00%	$1,000.00	$1,022.81	0.40%	$2.01

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, then divided by 365.

4	CitiSM Premium Liquid Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investment in Liquid Reserve Portfolio, at value	$515,853,148
Receivable for Fund shares sold	602,005
Prepaid expenses	9,404

Total Assets	516,464,557

LIABILITIES:
Payable for Fund shares repurchased	5,748,554
Dividends payable	829,399
Investment management fee payable	61,308
Distribution fees payable	40,546
Trustees’ fees payable	11,207
Transfer agent fees payable	7,834
Accrued expenses	55,818

Total Liabilities	6,754,666

Total Net Assets	$509,709,891

NET ASSETS:
Par value (Note 3)	$5,097
Paid-in capital in excess of par value	509,719,793
Undistributed net investment income	7,706
Accumulated net realized loss on investments	(22,705)

Total Net Assets	$509,709,891

Shares Outstanding	509,724,890

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	5

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Income from Liquid Reserve Portfolio	$11,372,009
Allocated expenses (net of fee waiver) from Liquid Reserve Portfolio	(262,975)

Total Investment Income	11,109,034

EXPENSES:
Investment management fee (Note 2)	666,806
Distribution fees (Notes 2)	275,677
Transfer agent fees (Note 2)	61,557
Shareholder reports	18,483
Legal fees	18,247
Insurance	17,808
Audit and tax	17,458
Registration fees	9,671
Trustees’ fees	8,078
Custody and fund accounting fees	6,378
Miscellaneous expenses	1,811

Total Expenses	1,101,974
Less: Investment management fee waiver (Note 2)	(274,928)

Net Expenses	827,046

Net Investment Income	10,281,988

Net Realized Loss on Investments From Liquid Reserve Portfolio	(22,705)

Increase in Net Assets From Operations	$10,259,283

See Notes to Financial Statements.

6	CitiSM Premium Liquid Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$10,281,988	$16,241,744
Net realized gain (loss)	(22,705)	1,059

Increase in Net Assets From Operations	10,259,283	16,242,803

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,274,282)	(16,241,744)
Net realized gains	—	(1,059)

Decrease in Net Assets From Distributions to Shareholders	(10,274,282)	(16,242,803)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	1,454,659,131	4,536,769,747
Reinvestment of distributions	4,858,675	8,237,163
Cost of shares repurchased	(1,450,486,501)	(4,993,813,604)

Increase (Decrease) in Net Assets From Fund Share Transactions	9,031,305	(448,806,694)

Increase (Decrease) in Net Assets	9,016,306	(448,806,694)
NET ASSETS:
Beginning of period	500,693,585	949,500,279

End of period*	$509,709,891	$500,693,585

*Includes undistributed net investment income of:	$7,706	—

See Notes to Financial Statements.

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	7

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income (Loss) From Operations:
Net investment income and net realized gain/loss	0.018		0.022	0.008	0.011	0.020	0.053

Less Distributions From:
Net investment income and net realized gain	(0.018)		(0.022)	(0.008)	(0.011)	(0.020)	(0.053)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.86%		2.25%	0.79%	1.09%	2.06%	5.39%

Net Assets, End of Period (millions)	$510		$501	$950	$1,532	$1,313	$1,303

Ratios to Average Net Assets:
Gross expenses(3)	0.54	%(4)	0.52%	0.50%	0.50%	0.59%	0.80%
Net expenses(3)(5)(6)	0.40	(4)	0.40	0.40	0.40	0.40	0.40
Net investment income	3.71	(4)	2.10	0.78	1.07	2.03	5.17

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.40%.

(6)	The Fund’s Manager and the Manager of the Liquid Reserve Portfolio waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

8	CitiSM Premium Liquid Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi Premium Liquid Reserves (the “Fund”) is a separate diversified series of CitiFunds Premium Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a management investment company. The value of such investment reflects the Fund’s proportionate interest (1.5% at February 28, 2006) in the net assets of the Portfolio.

          The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain (loss) on the shares of the Fund are declared as of 4:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	9

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management (advisory) contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. The Manager serves as the Manager for the Portfolio, and received management fees, before an waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the New Investment Management Agreement, the Fund and the Portfolio will pay the Manager a management fee calculated at an annual rate of 0.25% and 0.10%, of the Fund’s and the Portfolio’s average daily net assets, respectively.

          During the six months ended February 28, 2006, the Fund had a voluntary expense limitation in place of 0.40% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee amounting to $274,928. Such waivers are voluntary and may be reduced or terminated at any time.

          The Fund’s Board has approved Boston Financial Data Services, Inc to serve as transfer agent for the Fund, effective January 1, 2006. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. For the period ended February 28, 2006, the Fund also paid $660 to Citigroup affiliates for shareholder record keeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act, as amended. The Service Plan allows the Fund to pay a monthly fee not to exceed 0.10% of the average daily net assets. The Service fees amounted to $275,677 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the

10	CitiSM Premium Liquid Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition, two other former Trustees elected to receive a lump sum payment under the plan during this period. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $10,059.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Regulatory Matters

          On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

5. Legal Matters

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all

12	CitiSM Premium Liquid Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

CitiSM Premium Liquid Reserves 2006 Semi-Annual Report	13

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason. On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

14	CitiSM Premium Liquid Reserves

Board Approval of Management Agreement (unaudited) (continued)

          (i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

          (ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

          (iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

          (v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

          (x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

CitiSM Premium Liquid Reserves	15

Board Approval of Management Agreement (unaudited) (continued)

          (xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

          (xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

          (xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.1 In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

16	CitiSM Premium Liquid Reserves

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	185,181,493.530	2,781,845.420	62,975,015.800	0

2. Election of Trustee Nominees1

Nominees:	Voted For	Voted Against	Abstentions	Broker Non-Votes

Elliott J. Berv	370,978,477.800	66,709,312.820	0	0
Donald M. Carlton	370,978,477.800	66,709,312.820	0	0
A. Benton Cocanougher	370,978,477.800	66,709,312.820	0	0
Mark T. Finn	370,978,477.800	66,709,312.820	0	0
Stephen Randolph Gross	370,978,477.800	66,709,312.820	0	0
Diana R. Harrington	370,978,477.800	66,709,312.820	0	0
Susan B. Kerley	370,978,477.800	66,709,312.820	0	0
Alan G. Merten	370,978,477.800	66,709,312.820	0	0
R. Richardson Pettit	370,978,477.800	66,709,312.820	0	0
R. Jay Gerken	370,978,477.800	66,709,312.820	0	0

1	Trustees are elected by the shareholders of all of the series of the Trust including the Fund.

CitiSM Premium Liquid Reserves	17

Schedule of Investments (February 28, 2006) (unaudited)

LIQUID RESERVES PORTFOLIO

Face Amount	Security	Value

Asset-Backed Security — 1.5%
$500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 4.570% due 3/22/06 (a)(b)	$500,000,000

Certificates of Deposit (Domestic) — 0.7%
	Wells Fargo Bank NA:
125,000,000	4.010% due 7/24/06	124,939,513
116,000,000	4.860% due 1/31/07	116,000,000

	Total Certificates of Deposit (Domestic)	240,939,513

Certificates of Deposit (Yankee) — 16.1%
	BNP Paribas NY Branch:
150,000,000	4.100% due 5/24/06	150,000,000
206,000,000	4.130% due 5/25/06	206,000,000
80,000,000	4.700% due 9/29/06	80,000,000
	Calyon NY:
350,000,000	4.100% due 5/24/06	350,000,000
275,000,000	4.845% due 8/9/06	275,000,000
200,000,000	4.750% due 10/26/06	200,000,000
250,000,000	4.640% due 11/1/06	250,000,000
	Credit Suisse New York:
306,900,000	4.700% due 11/3/06	306,900,000
100,000,000	5.080% due 2/22/07	100,000,000
	Depfa Bank PLC NY:
150,000,000	4.220% due 8/11/06	150,000,000
200,000,000	4.740% due 11/20/06	200,000,000
	Deutsche Bank NY:
100,000,000	4.100% due 5/22/06	100,000,000
350,000,000	4.625% due 7/6/06	350,000,000
262,000,000	4.250% due 8/9/06	262,000,000
175,000,000	4.235% due 8/10/06	175,000,000
200,000,000	4.225% due 8/11/06	200,000,000
243,000,000	4.230% due 8/11/06	243,000,000
115,000,000	4.360% due 9/29/06	115,000,000
175,000,000	4.730% due 11/6/06	175,000,000
75,000,000	Dexia Credit Local NY, 4.525% due 11/17/06	74,889,883
589,000,000	Dresdner Bank NY, 4.530% due 3/21/06	589,000,000
	Royal Bank of Scotland NY:
175,000,000	3.830% due 3/6/06	175,000,715
151,000,000	4.620% due 7/6/06	151,000,000
100,000,000	4.030% due 7/24/06	99,959,518
100,000,000	4.640% due 11/1/06	100,000,000
95,000,000	Societe Generale NY, 4.540% due 11/17/06	94,870,341

See Notes to Financial Statements.

18	Liquid Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 16.1% (continued)
$197,000,000	Svenska Handelsbanken NY, 4.645% due 11/1/06	$197,006,403
142,000,000	Toronto Dominion Bank NY, 3.600% due 6/7/06	142,000,000

	Total Certificates of Deposit (Yankee)	5,511,626,860

Commercial Paper — 17.7%
81,045,000	Albis Capital Corp., 4.609% due 3/20/06 (c)	80,848,668
131,760,000	Atlantis One Funding Corp., 3.947% due 3/1/06 (c)	131,760,000
129,869,000	Atomium Funding Corp., 4.652% due 6/28/06 (c)	127,915,734
250,000,000	Bank of America Corp., 4.590% due 6/12/06 (c)	246,790,549
281,792,000	Bavaria Trr Corp., 4.557%-4.558% due 3/2/06 (c)	281,756,385
	Chesham Finance LLC:
450,000,000	4.570% due 3/1/06 (b)	449,977,251
362,457,000	4.581% due 3/1/06 (c)	362,457,000
400,000,000	4.520% due 3/23/06 (b)	399,948,406
	Cheyne Finance LLC:
100,000,000	4.540% due 3/15/06 (b)	99,980,854
150,000,000	4.575% due 3/31/06 (a)(b)	149,967,129
100,000,000	4.583% due 4/25/06 (b)	99,977,011
125,000,000	4.560% due 3/27/06 (b)	124,994,163
	Series MTN:
100,000,000	4.540% due 3/6/06 (a)(b)	99,977,069
100,000,000	Crown Point Capital Co., Series A, 3.885% due 3/7/06 (c)	99,936,500
81,638,000	Cullinan Finance Corp., 4.617% due 6/20/06 (c)	80,500,238
	Curzon Funding LLC:
200,000,000	4.249% due 4/4/06 (c)	199,214,222
100,000,000	4.605% due 6/14/06 (c)	98,687,500
100,000,000	4.855% due 8/8/06 (c)	97,893,333
	‘Ebury Finance LLC,
325,000,000	4.531% due 3/27/06 (b)	324,947,569
160,000,000	4.262% due 4/10/06 (c)	159,258,667
100,000,000	General Electric Capital Corp., 3.926% due 3/2/06 (c)	99,989,306
	Grampian Funding LLC:
613,300,000	4.040% due 3/21/06 (c)	611,950,740
330,000,000	4.238% due 4/3/06 (c)	328,744,625
581,000,000	4.499% due 5/22/06 (c)	575,177,089
322,000,000	4.624% due 7/3/06 (c)	316,986,818
148,176,000	Market Street Funding Corp., 4.093% due 3/21/06 (c)	147,845,897
166,000,000	Morrigan Funding LLC, 4.568% due 3/1/06 (c)	166,000,000
100,000,000	Westpac Banking Corp., 4.605% due 6/15/06 (c)	98,675,000

	Total Commercial Paper	6,062,157,723

Corporate Bonds & Notes — 22.2%
100,617,000	Brahms Funding Corp., 4.603% due 3/28/06 (c)	100,271,381
100,000,000	Carmel Mountain Funding Trust, Series MTN. 4.601% due 3/24/06 (c)	99,707,389

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	19

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

Corporate Bonds & Notes — 22.2% (continued)
	Fenway Funding LLC:
$294,060,000	4.601% due 3/1/06 (c)	$294,060,000
550,419,000	4.608%-4.611% due 3/1/06 (c)	550,419,000
225,000,000	4.621% due 3/1/06 (c)	225,000,000
477,000,000	4.598% due 3/10/06 (c)	476,453,835
130,601,000	4.589% due 3/27/06 (c)	130,169,944
	Foxboro Funding Ltd.:
150,290,000	4.579% due 3/3/06 (c)	150,251,843
500,000,000	4.584% due 3/6/06 (c)	499,681,944
174,411,000	4.592% due 3/9/06 (c)	174,233,488
130,486,000	4.587% due 3/17/06 (c)	130,220,968
400,000,000	4.617% due 3/27/06 (c)	398,671,111
442,000,000	Harwood Street Funding II, 4.601% due 3/1/06 (c)	442,000,000
	KKR Pacific Funding Trust:
278,153,000	4.577% due 3/17/06 (c)	277,589,277
181,693,000	4.578% due 3/20/06 (c)	181,255,726
350,000,000	4.651% due 4/4/06 (c)	348,469,528
200,000,000	Main Street Warehouse Funding, 4.576% due 3/23/06 (c)	199,442,667
205,000,000	Master Funding LLC, Series B, 4.540% due 3/31/06 (c)	204,231,250
	Mica Funding LLC,
100,000,000	4.585% due 3/6/06 (c)	99,936,528
196,500,000	4.525% due 3/15/06 (b)	196,475,310
296,454,000	Monument Gardens Funding LLC, 4.650% due 6/23/06 (c)	292,182,592
1,200,000,000	Morgan Stanley Dean Witter Co., 4.620% due 3/2/06 (b)	1,200,000,000
	Strand Capital LLC:
100,000,000	4.472% due 3/3/06 (c)	99,975,333
290,000,000	4.078% due 3/13/06 (c)	289,613,333
150,000,000	4.229% due 3/16/06 (c)	149,740,625
100,000,000	4.264% due 3/24/06 (c)	99,732,944
194,000,000	4.279% due 4/3/06 (c)	193,254,878
100,000,000	4.280% due 4/4/06 (c)	99,604,278

	Total Corporate Bonds & Notes	7,602,645,172

Master Note — 1.5%
500,000,000	Morgan Stanley, 4.763% due 3/1/06	500,000,000

Medium Term Notes — 10.4%
	Cheyne Finance LLC:
150,000,000	4.540% due 3/15/06 (a)(b)	149,971,690
100,000,000	4.540% due 3/15/06 (a)(b)	99,978,712
150,000,000	4.551% due 3/27/06 (a)(b)	149,970,658
150,000,000	4.551% due 3/27/06 (a)(b)	149,974,286
	Series MTN:
150,000,000	4.540% due 3/15/06 (a)(b)	149,964,370
145,000,000	4.790% due 1/12/07 (a)(b)	144,987,407

See Notes to Financial Statements.

20	Liquid Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

Medium Term Notes — 10.4% (continued)
	Credit Suisse First Boston NY:
$400,000,000	4.550% due 3/20/06 (b)	$400,000,000
248,500,000	4.550% due 3/20/06 (b)	248,500,000
100,000,000	Links Finance LLC, Series MTN 3.550% due 4/25/06 (a)	100,000,000
305,000,000	Goldman Sachs Group Inc., 4.520% due 5/23/06 (c)	301,891,881
120,000,000	Premier Asset Collateralized LLC, 4.541% due 3/27/06 (a)(b)	119,985,600
	Sigma Finance Inc., Series MTN:
225,000,000	3.612% due 6/9/06 (a)	225,000,000
100,000,000	3.560% due 4/25/06 (a)	100,000,000
250,000,000	4.785% due 1/16/07 (a)	249,978,193
102,784,000	SMM Trust, 2006-M, Secured Notes, 4.591% due 5/2/06 (a)	102,784,000
	Stanfield Victoria Funding LLC:
100,000,000	4.525% due 3/15/06 (a)(b)	99,992,779
100,000,000	4.525% due 3/15/06 (a)(b)	99,984,380
100,000,000	4.455% due 3/20/06 (a)(b)	99,983,773
50,000,000	4.530% due 3/20/06 (a)(b)	49,990,517
100,000,000	4.531% due 3/27/06 (a)(b)	99,990,615
100,000,000	4.541% due 3/27/06 (a)(b)	99,985,908
100,000,000	4.541% due 3/27/06 (a)(b)	99,983,788
100,000,000	4.541% due 3/27/06 (a)(b)	99,981,692
100,000,000	3.575% due 4/24/06 (a)	99,997,829

	Total Medium Term Notes	3,542,878,078

Promissory Note — 3.2%
1,100,000,000	Goldman Sachs Group Inc., 4.700% due 3/2/06 (b)	1,100,000,000

Time Deposits — 7.2%
350,000,000	ABN AMRO Bank Grand Cayman, 4.540% due 3/1/06	350,000,000
200,000,000	Dresdner Bank Grand Cayman, 4.550% due 3/1/06	200,000,000
200,000,000	La Salle Bank NA Grand Cayman, 4.520% due 3/1/06	200,000,000
90,000,000	National City Bank Kentucky, 4.531% due 3/1/06	90,000,000
	Societe Generale NY:
500,000,000	4.550% due 3/1/06	500,000,000
342,306,000	4.580% due 3/1/06	342,306,000
250,000,000	State Street Cayman Islands, 4.540% due 3/1/06	250,000,000
516,489,000	Svenska Handelsbanken Grand Cayman, 4.531% due 3/1/06	516,489,000

	Total Time Deposits	2,448,795,000

U.S. Government & Agency Obligations — 20.3%
U.S. Government Agencies — 13.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
245,000,000	3.607% due 3/27/06 (c)	244,378,925
100,000,000	3.521% due 4/18/06 (c)	99,546,667
50,000,000	4.343% due 5/2/06 (c)	49,634,028

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	21

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 13.6% (continued)
$44,287,000	4.349% due 5/2/06 (c)	$43,962,462
215,818,000	3.561% due 5/10/06 (c)	214,374,417
211,997,000	4.545% due 6/20/06 (c)	209,094,761
98,000,000	3.707% due 6/27/06 (c)	96,852,273
100,000,000	3.719% due 6/27/06 (c)	98,824,917
75,156,000	3.838% due 6/27/06 (c)	74,244,525
89,861,000	3.889% due 7/5/06 (c)	88,683,147
80,000,000	3.905% due 7/5/06 (c)	78,947,200
77,000,000	3.956% due 7/5/06 (c)	75,973,205
115,500,000	4.069% due 7/31/06 (c)	113,583,470
180,768,000	3.937% due 8/4/06 (c)	177,791,354
110,500,000	4.120% due 8/4/06 (c)	108,603,341
125,000,000	4.605% due 9/18/06 (c)	121,901,250
87,500,000	4.356% due 9/27/06 (c)	85,369,010
200,000,000	4.345% due 9/29/06 (c)	195,094,556
100,000,000	4.576% due 11/1/06 (c)	97,015,764
150,000,000	4.623% due 11/1/06 (c)	145,487,917
100,000,000	4.644% due 11/1/06 (c)	96,978,333
98,614,000	4.629% due 11/14/06 (c)	95,483,170
100,000,000	4.640% due 11/14/06 (c)	96,821,583
111,314,000	4.675% due 11/14/06 (c)	107,740,078
120,000,000	4.669% due 12/1/06 (c)	115,911,667
100,073,000	4.655% due 1/9/07 (c)	96,188,778
100,000,000	4.980% due 2/16/07 (c)	95,360,444
261,878,000	4.609%-4.610% due 9/27/06 (c)	255,118,274
250,000,000	4.708%-4.711% due 12/1/06 (c)	241,406,250
140,450,000	Series RB, 4.051% due 3/28/06 (c)	140,031,810
	Federal National Mortgage Association (FNMA):
150,000,000	2.500% due 6/15/06	149,484,244
	Discount Notes:
50,000,000	3.776% due 6/30/06 (c)	49,388,278
119,833,000	3.803% due 6/30/06 (c)	118,356,840
95,500,000	3.852% due 6/30/06 (c)	94,309,142
125,000,000	3.939% due 9/1/06 (c)	122,578,611
56,810,000	4.350% due 9/29/06 (c)	55,414,936
200,000,000	4.684% due 12/1/06 (c)	193,163,194
100,000,000	4.692% due 12/1/06 (c)	96,575,868

	Total U.S. Government Agencies	4,639,674,689

See Notes to Financial Statements.

22	Liquid Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Obligations — 6.7%
	U.S. Treasury Bills:
$250,000,000	4.322% due 7/13/06 (c)	$246,063,750
50,000,000	4.322%-4.333% due 7/13/06 (c)	49,210,889
250,000,000	4.396% due 7/20/06 (c)	245,789,583
443,985,000	4.411% due 7/20/06 (c)	436,481,469
45,000,000	4.432% due 7/27/06 (c)	44,198,025
25,000,000	4.453% due 7/27/06 (c)	24,552,403
250,000,000	4.646% due 8/24/06 (c)	244,451,111
150,000,000	4.652% due 8/24/06 (c)	146,667,000
400,000,000	4.575% due 8/31/06	390,748,333
394,000,000	2.375% due 8/31/06	390,887,551
63,700,000	2.500% due 9/30/06	63,152,713

	Total U.S. Government Obligations	2,282,202,827

	Total U.S. Government & Agency Obligations	6,921,877,516

	TOTAL INVESTMENTS — 100.8% (Cost — $34,430,919,862#)	34,430,919,862
	Liabilities in Excess of Other Assets — (0.8)%	(270,275,165)

	TOTAL NET ASSETS — 100.0%	$34,160,644,697

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006. Maturity dates shown are those of the next interest rate reset or actual maturity.

(c)	Rates shown reflect the yield to maturity on date of purchase.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	23

Liquid Reserves Portfolio
Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$34,430,919,862
Cash	890,610
Interest receivable	124,052,898

Total Assets	34,555,863,370

LIABILITIES:
Payable for securities purchased	390,748,333
Investment management fee payable	1,725,390
Trustees’ fees payable	979,830
Accrued expenses	1,765,120

Total Liabilities	395,218,673

Total Net Assets	$34,160,644,697

REPRESENTED BY:
Paid in capital	$34,160,644,697

See Notes to Financial Statements.

24	Liquid Reserves Portfolio 2006 Semi-Annual Report

Liquid Reserves Portfolio
Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest (Note 1)	$932,694,476

EXPENSES:
Investment management fee (Note 2)	24,610,949
Custody and fund accounting fees	4,285,705
Trustees’ fees	1,144,188
Legal fees	89,504
Audit and tax	31,800
Shareholder reports	169
Miscellaneous expenses	11,162

Total Expenses	30,173,477

Less: Investment management fee waiver (Note 2)	(8,446,630)
Fees paid indirectly (Note 1d)	(7)

Net Expenses	21,726,840

Net Investment Income	910,967,636

Net Realized Loss on Investments	(1,679,724)

Increase in Net Assets From Operations	$909,287,912

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	25

Liquid Reserves Portfolio
Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$910,967,636	$1,099,544,089
Net realized gain (loss)	(1,679,724)	78,302

Increase in Net Assets From Operations	909,287,912	1,099,622,391

CAPITAL TRANSACTIONS:
Proceeds from contributions	64,602,113,473	100,595,035,548
Value of withdrawals	(76,139,581,452)	(94,492,475,937)

Increase (Decrease) in Net Assets From Capital Transactions	(11,537,467,979)	6,102,559,611

Increase (Decrease) in Net Assets	(10,628,180,067)	7,202,182,002
NET ASSETS:
Beginning of period	44,788,824,764	37,586,642,762

End of period	$34,160,644,697	$44,788,824,764

See Notes to Financial Statements.

26	Liquid Reserves Portfolio 2006 Semi-Annual Report

Liquid Reserves Portfolio
Financial Highlights

For the years ended August 31, unless otherwise noted:

	2006	(1)	2005	2004	2003	2002	2001

Total Return(2)	2.31%		2.54%	1.09%	1.49%	2.36%	N/A

Net Assets, End of Period (millions)	$34,161		$44,789	$37,587	$39,447	$45,007	$32,073

Ratios to Average Net Assets:
Gross expenses	0.13	%(3)	0.17%	0.17%	0.17%	0.19%	0.22%
Net expenses(4)(5)	0.10	(3)	0.10	0.10	0.10	0.10	0.10
Net investment income	4.00	(3)	2.57	1.09	1.39	2.29	5.27

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(5)	The Portfolio’s manager waived a portion of its management fee. Such waiver is voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	27

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Liquid Reserves Portfolio (the “Portfolio”) is registered under the U.S. Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2006, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s investment manager Citi Fund Management Inc., (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became

28	Liquid Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s existing investment management (advisory) contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and the Manager, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Portfolio paid the Manager a management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement the Portfolio will pay the Manager a management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          During the six months ended February 28, 2006, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its investment management fee amounting to $8,446,630. These waivers are voluntary and may be reduced or terminated at any time.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition, two other former Trustees elected to receive a lump sum payment under the plan during this period. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $899,830.

3.  Investments

Purchases, maturities and sales of money market instruments aggregated $682,628,495,242 and $693,525,459,054 respectively, for the six months ended February 28, 2006.

4.  Regulatory Matters

          On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith

Liquid Reserves Portfolio 2006 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

Barney Fund Management and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bid-

30	Liquid Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

5. Legal Matters

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

6.  Other Matters

          On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Portfolio.

Liquid Reserves Portfolio 2006 Semi-Annual Report	31

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Portfolio’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Portfolio’s Board approved a new management agreement between the Portfolio and the Adviser (the “New Management Agreement”) and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval. Portfolio investors were sent notice of the meeting in September, 2005. Investors also received information that included the factors the Board considered in approving the New Management Agreement. These factors are set forth below.

          While investor approval of the New Management Agreement was being sought, the Portfolio’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Portfolio. The interim management agreement took effect upon the closing of the Transaction and continued in effect until investor approval of the New Management Agreement was obtained. This approval was obtained on December 27, 2005. The factors considered by the Portfolio’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Portfolio, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

32	Liquid Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to investors, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and their investors by the Adviser, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Portfolio as an investment product, and the potential benefits to Portfolio investors from this and other third-party distribution access;

          (ix) the potential benefits to Portfolio investors from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

Liquid Reserves Portfolio	33

Board Approval of Management Agreement (unaudited) (continued)

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolio if Citigroup-affiliated broker-dealers remain principal underwriters of the Portfolio after the closing of the Transaction;

(xii) the fact that the Portfolio’s total management fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

          (xiv) that the Portfolio would not bear the costs of obtaining investor approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Portfolio to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Portfolio’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Portfolio’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Portfolio.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

34	Liquid Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to investor approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Portfolio portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending investor approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Portfolio had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Portfolio’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until investors approved the New Management Agreement. By the terms of the interim management agreement, if investors did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

Liquid Reserves Portfolio	35

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Investors

On December 27, 2005, a Special Meeting of Investors was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Investors.*

1. Approval of New Management Agreement

	Voted For (%)**	Voted Against (%)	Abstentions(%)	Broker Non-Votes

New Management Agreement	87	13	0	N/A

2. Election of Trustee Nominees

Nominees	Votes For (%)	Votes Against (%)	Abstentions(%)	Broker Non-Votes

Elliot J. Berv	98	2	0	N/A
Donald M. Carlton	98	2	0	N/A
A. Benton Cocanougher	98	2	0	N/A
Mark T. Finn	98	2	0	N/A
Stephen Randolph Gross	98	2	0	N/A
Diana R. Harrington	98	2	0	N/A
Susan B. Kerley	98	2	0	N/A
Alan G. Merten	98	2	0	N/A
R. Richardson Pettit	98	2	0	N/A
R. Jay Gerken	98	2	0	N/A

*

Investment companies that are investors in the Portfolio voted for each item in proportion to votes cast by the shareholders of such investment companies at special meetings of the shareholders of such investment companies.

**	Investors in the Portfolio vote on the basis of the percentage of beneficial interests of the Portfolio that they own.

36	Liquid Reserves Portfolio

CitiSM Premium Liquid Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit	(OF LIQUID RESERVES
PORTFOLIO)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
TRANSFER AGENT

OFFICERS	Boston Financial Data Services, Inc.
2 Heritage Drive
R. Jay Gerken, CFA	North Quincy, Massachusetts 02171
President and	CUSTODIAN
Chief Executive Officer
State Street Bank and Trust Company
Andrew B. Shoup
Senior Vice President	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
and Chief Administrative Officer

Frances M. Guggino	KPMG LLP
Chief Financial Officer and	345 Third Avenue
Treasurer	New York, NY 10154
LEGAL COUNSEL
Ted P. Becker
Chief Compliance Officer	Bingham McCutchen LLP
150 Federal Street
John Chiota	Boston, MA 02110
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

Citifunds Premium Trust
CitiSM Premium Liquid Reserves

The Fund is a separate investment fund of CitiFunds Premium Trust, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities
Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at
www.sec.gov.

This report is submitted
for the general information
of the shareholders of CitiSM
Premium Liquid Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/PLR/206              06-9812

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT		Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT		Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Premium Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
CitiFunds Premium Trust

Date: May 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
CitiFunds Premium Trust

Date: May 8, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
CitiFunds Premium Trust

Date: May 8, 2006